EXECUTION VERSION

THIRD AMENDMENT TO GUARANTEE AGREEMENT

        THIS THIRD AMENDMENT TO GUARANTEE AGREEMENT (this “Amendment”), dated as of March 23, 2022, is by and between WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as buyer (“Buyer”), and GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation, as guarantor (“Guarantor”).

W I T N E S S E T H:
WHEREAS, GP Commercial WF LLC (“Seller”) and Buyer are parties to that certain Amended and Restated Master Repurchase Agreement and Securities Contract, dated as of May 9, 2018, by and between Seller and Buyer as amended by that certain Amendment Number One to the Amended and Restated Master Repurchase Agreement and Securities Contract, dated the June 28, 2019, as further amended by that certain Amendment Number Two to Amended and Restated Master Repurchase Agreement and Securities Contract and Second Amendment to Guarantee Agreement, dated September 15, 2020, as further amended by that certain Amendment No. 3 to Amended and Restated Master Repurchase Agreement and Securities Contract, dated June 25, 2021 and as further amended by Amendment No. 4 to Amended and Restated Master Repurchase Agreement and Securities Contract, dated as of January 28, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”);
WHEREAS, Guarantor has executed and delivered that certain Guarantee Agreement, dated as of June 28, 2017, as amended by that certain First Amendment to Guarantee Agreement, dated as of December 17, 2019, and as further amended by that certain Amendment Number Two to Amended and Restated Master Repurchase Agreement and Securities Contract and Second Amendment to Guarantee Agreement, dated September 15, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee Agreement”); and
WHEREAS, Guarantor and Buyer wish to modify certain terms and provisions of the Guarantee Agreement, as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:
1.Amendments to Guarantee Agreement. The Guarantee Agreement is hereby amended as follows:
(a)In Section 1 of the Guarantee Agreement, the definition of “Interest Expense” is hereby deleted in its entirety.
2.Conditions Precedent to Amendment. The effectiveness of this Amendment is subject to the following:
(a)This Amendment shall be duly executed and delivered by Guarantor and Buyer, and acknowledged by Seller; and
(b)Buyer shall have received such other documents as Buyer may reasonably request.
3.Guarantor Representations. Guarantor hereby represents and warrants that:

(a)no Default or Event of Default exists, and no Default or Event of Default will occur as a result of the execution, delivery and performance by Guarantor of this Amendment; and
(b)all representations and warranties contained in the Guarantee Agreement are true, correct, complete and accurate in all respects (except such representations which by their terms speak as of a specified date).
4.Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Guarantee Agreement.
5.Continuing Effect; Reaffirmation of Guarantee Agreement. As amended by this Amendment, all terms, covenants and provisions of the Guarantee Agreement are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of Buyer and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.
6.Binding Effect; No Partnership; Counterparts. The provisions of the Guarantee Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.
7.Further Agreements. Guarantor agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.
8.Governing Law. The provisions of Section 14 of the Guarantee Agreement are incorporated herein by reference.
9.Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.
10.References to Transaction Documents. All references to the Guarantee Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Guarantee Agreement as amended hereby, unless the context expressly requires otherwise.
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    IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

By: /s/ MICHAEL P. DUNCAN
Name: Michael P. Duncan
Title: Director

GUARANTOR:

GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation

By: /s/ MARCIN URBASZEK
Name: Name: Marcin Urbaszek
Title: Chief Financial Officer

ACKNOWLEDGED AND AGREED TO BY:

SELLER:

GP COMMERCIAL WF LLC, a Delaware limited liability company

By: /s/ MARCIN URBASZEK
Name: Name: Marcin Urbaszek
Title: Chief Financial Officer

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